UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    AUGUST 24, 1999


                       NATIONSBANK AUTO OWNER TRUST 1996-A
                       -----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


UNITED  STATES
OF  AMERICA               333-03557-03               56-6486468
-----------               ------------               ----------
(STATE  OR  OTHER         (COMMISSION  FILE          (IRS  EMPLOYER
JURISDICTION  OF          NUMBER)                    IDENTIFICATION  NO.)
INCORPORATION


                       NATIONSBANK AUTO OWNER TRUST 1996-A
                                INTERSTATE TOWERS
                                  NC1-005-14-02
                              121 WEST TRADE STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                     ---------------------------------------

       REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:  (704) 386-5000

ITEM  5.          OTHER  EVENTS
                  -------------

          THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  STATEMENTS  AND
                  --------------------------------------------------------------
                  EXHIBITS
                  --------

(C)     EXHIBITS

99 MONTHLY SERVICERS CERTIFICATE FOR NATIONSBANK, N.A. NATIONSBANK AUTO OWNER TRUST 1996-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                       NATIONSBANK AUTO OWNER TRUST 1996-A
                       -----------------------------------
                                  (REGISTRANT)



DATED:     AUGUST  24,  1999  BY:  /S/  SUZANNE  W.  CASTLEBERRY
           -----------------      -----------------------------
                              NAME:     SUZANNE  W.  CASTLEBERRY
                              TITLE:     VICE  PRESIDENT
                              NATIONSBANK,  N.A.
                              (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                         EXHIBIT

99 MONTHLY SERVICERS CERTIFICATE FOR NATIONSBANK, N.A. NATIONSBANK AUTO OWNER TRUST 1996-A